Exhibit 23.2


            Consent of Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated April 5, 2004, in the Registration Statement (Form SB-2) and related Prospectus of Zone4Play Inc. for the registration of 16,553,530 shares of its Common Stock.






                                             /s/ Kost, Forer, Gabbay & Kassierer
                                             -----------------------------------
                                             Kost Forer, Gabbay & Kassierer
                                             A Member of Ernst & Young Global

Tel-Aviv, Israel
November  2 2004